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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


Date of report              July 17, 2003
                 -----------------------------------
(Date of earliest reported event)


                                COTT CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


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
               CANADA                    000-19914                        None
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(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer Identification
incorporation or organization)                                          Number)
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                         207 Queen's Quay W., Suite 340
                            Toronto, Ontario M5J 1A7
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             (Address of principal executive offices) (Postal Code)

                                 (416) 203-3898
              -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBIT

99.1 Press Release dated July 17, 2003 announcing the Company's earnings for the three and six month periods ended June 28, 2003.


ITEM 9.  REGULATION FD DISCLOSURE

On July 17, 2003, Cott Corporation issued a press release announcing its financial results for the three and six month periods ended June 28, 2003. This press release is also being furnished to the SEC pursuant to Item 12 of Form 8-K, a copy of which is incorporated herein by reference. The press release includes information on EBITDA. Although it is not a recognized measure of performance under U.S. GAAP, EBITDA is presented as it is a widely accepted financial indicator of a company's ability to incur or service indebtedness. Cott Corporation also announced certain management changes, which are discussed in the press release.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              COTT CORPORATION
                                              (Registrant)


Date:    July 17, 2003
                                                /s/ Raymond P. Silcock
                                              ----------------------------------
                                              Raymond P. Silcock
                                              Executive Vice President &
                                              Chief Financial Officer





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                                  EXHIBIT INDEX

Number   Description

99.1 Press Release dated July 17, 2003 announcing the Company's earnings for the three and six month periods ended June 28, 2003.





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